Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Emmaus Life Sciences, Inc. (the “Company”) on Form 10-Q for the quarter ending June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Yutaka Niihara
Yutaka Niihara, M.D., M.P.H.
Chief Executive Officer
(Principal Executive Officer)
August 14, 2018

/s/ Kurt H. Kruger
Kurt H. Kruger
Chief Financial Officer
(Principal Financial and Accounting Officer)
August 14, 2018